Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Applied Minerals, Inc. (the “Company”) on Form 10-K /A (AMENDMENT NO. 4 ) for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, Nat Krishnamurti , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 9 , 2012	By:	/s/ NAT KRISHNAMURTI
Nat Krishnamurti
Chief Financial Officer